Subsequent Events	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Note 20 - SUBSEQUENT EVENTS

On October 4, 2021, AGM Tianjin terminated the Equity Transfer Agreement and Supplement Agreement with all the shareholders   of Yushu Kingo. On October 20, 2021, AGM Tianjin entered into an agreement on transfer of creditor rights (the “Transfer Agreement”) with a non-affiliated third party (the “Buyer”). Pursuant to the Transfer Agreement, AGM Tianjin agrees to sell to the Buyer all of its rights and obligations under the Equity Transfer Agreement and the Supplement Agreement, namely, the right to receive the Advance Payment plus interest, for a total purchase price of $5,000,000 (the “Purchase Price”), $2,500,000 of which will be payable on or before December 31, 2021 and the remaining $2,500,000 will be payable on or before June 30, 2022. The Buyer agrees, in the event it fails to pay the Purchase Price on time, to pay as damages for breach of contract an amount equal to four times China’s loan prime rate (LPR) of the Purchase Price due.

On October 13, 2021, the Company received a purchase order (the “Order”) from Nowlit Solutions Corp, a leading digital currency equipment supply chain services and consultancy company in North America with strong relationship and resource within the Fintech and Blockchain ecosystems having supplied leading global players including Lake Parime USA Inc. and StrongHold Digital Mining. Pursuant to the terms of the Order, the Company shall deliver 30,000 units of 100 TH/S ASIC crypto miners with an aggregate operating hash power of 3000 PH/S to Nowlit Solutions within the first quarter of 2022.

On October 21, 2021, the Company agreed to supply MinerVa Semiconductor Corp. (“MinerVa”) with 25,000 units of its 100 TH/S MinerVa MV7 ASIC to build the MinerVa family of crypto miners. MinerVa is a premier high-performance ASIC design and manufacturing company and is the distributor of industrial grade crypto miners to leading global large-scale mining companies. As of October 29, 2021, the Company has received deposit for the crypto miners of $20 million.

On October 26, 2021, the Company entered into a strategic partnership with Meten Holding Group Ltd. (“Meten”). The partnership will primarily focus on research and development support for blockchain applications, and in establishing a supply chain for cryptocurrency mining. The agreement includes an initial order from Meten for 1,500 Bitcoin mining machines worth US$12 million. Meten also has an option to purchase additional machines.

On November 3, 2021, the Company entered into sales agreement with Code Chain New Continent Limited (“CCNC”), a vertically integrated cryptocurrency miner, for cryptocurrency mining machines. Pursuant to the sales agreement, the Company agreed to deliver 10,000 units of 100 TH/S KOI mining machines worth US$65 million in the second half of 2022. This agreement also provides CCNC with an option to purchase 10,000 additional mining machines.